SUMMARY PROSPECTUS

May 1, 2026

The Advisors’ Inner Circle Fund II

VONTOBEL U.S. EQUITY FUND

A Shares: VNUAX

Y Shares: VNUYX

Institutional Shares: VNUIX

INVESTMENT ADVISER:
VONTOBEL ASSET MANAGEMENT, INC.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://am.vontobel.com/en/strategies/mutual-funds. You can also get this information at no cost by calling 877-734-6278, by sending an e-mail request to VontobelFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

VONTOBEL U.S. EQUITY FUND

Investment Objective

The Vontobel U.S. Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investments)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	A Shares	Y Shares	Institutional Shares
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	3.99%	2.85%	4.65%
Shareholder Servicing Fees[1]	0.15%	0.10%	0.00%
Other Operating Expenses[2]	3.84%	2.75%	4.65%
Total Annual Fund Operating Expenses[3]	4.74%	3.35%	5.15%
Less Fee Reductions and/or Expense Reimbursements[4]	(3.84)%	(2.75)%	(4.65)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.90%	0.60%	0.50%

[1]	Shareholder Servicing Fees for A Shares and Y Shares have been restated to reflect amounts expected to be incurred during the current fiscal year.
[2]

Effective November 18, 2025, the Fund’s fiscal year end changed from September 30 to December 31. Therefore, “Other Operating Expenses” shown are annualized for the period from October 1, 2025 through December 31, 2025.

[3]

The Total Annual Fund Operating Expenses for A Shares and Y Shares, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund’s Financial Highlights because Shareholder Servicing Fees for A Shares and Y Shares have been restated to reflect amounts expected to be incurred during the current fiscal year.

[4]

Vontobel Asset Management, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, class-specific expenses (including Distribution (12b-1) Fees and Shareholder Servicing Fees), dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.50% of the average daily net assets of each of the Fund’s share classes until April 30, 2027. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$92	$1,081	$2,076	$4,585
Y Shares	$61	$772	$1,507	$3,453
Institutional Shares	$51	$1,126	$2,197	$4,862

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period from October 1, 2025 to December 31, 2025, the Fund’s unannualized portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. issuers of any capitalization. Shareholders will be given 60 days’ advance notice of any change to this policy. Equity securities include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, and real estate investment trusts (“REITs”).

The Fund seeks to provide investors with access to high-quality U.S. companies. The securities selected for inclusion in the Fund are those that, in the opinion of the Adviser, are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Free cash flow is the difference between operating cash flow and capital expenditures and represents the cash available to develop new products, make acquisitions, pay dividends and reduce debt. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles, although there is no guarantee that it will do so. The Adviser implements a bottom-up stock selection process and generally does not look for special circumstances or cyclical market timing events. The Adviser anticipates that stocks held by the Fund will perform well as long as the general economic environment is favorable. However, Fund holdings are also expected to have defensive qualities and are selected with the expectation that they outperform the growth of the weighted average earnings per share of the indices when economies or markets fail to perform well. The Fund’s holdings tend to underperform during late stage boom markets or during a market bounce following a collapse; times when more cyclical and higher levered companies tend to outperform.

Additionally, the Fund may invest up to 20% of its assets in securities of companies located in Canada or in sponsored or unsponsored American Depositary Receipts (“ADRs”) of foreign companies located in developing or emerging markets countries. Emerging markets generally will include countries of every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. The Adviser primarily relies on the country where the company is incorporated, is headquartered or has its principal place of business in determining the “location” of an issuer. The Adviser will also consider as companies of an emerging markets country or countries certain companies that are not actually domiciled in or do not have their principal place of business in an emerging markets country or countries, but that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in an emerging markets country or countries. This evaluation is conducted so as to determine that the company’s assets are exposed to the economic fortunes and risks of a designated country or countries.

The Fund also considers environmental social and governance (“ESG”) characteristics and invests in companies that the Adviser believes are well-prepared to handle financially material ESG challenges. The Adviser utilizes an ESG framework in selecting investments. The ESG framework assesses a company’s ESG practices and excludes companies that violate certain international norms (such as the UN Global Compact, UN Guiding Principles on Business and Human Rights, OECD (Organization for Economic Cooperation and Development) Guidelines on Multinational Enterprises, the principles and rights set out in the eight fundamental conventions identified in the Declaration of the International Labor Organization (ILO) on Fundamental Principles and Rights at Work, and the International Bill of Human Rights) and standards or that are involved in severe controversies, unless the Adviser identifies positive steps taken by the company to resolve the violations or controversies. The Adviser uses the following sustainability indicators to determine if the Fund has attained the ESG characteristics in the ESG framework:

●	The Fund excludes securities of companies with any revenue exposure to controversial weapons (e.g., anti-personnel mines, cluster munitions, chemical weapons and biological weapons).

●

The Fund considers the percentage of investments in securities of companies that are in violation with certain international norms and standards promoted by the Fund or that are exposed to severe controversies as assessed on a case-by-case basis by the Adviser and/or a third party ESG data provider (unless a positive outlook has been identified).

The Fund follows an active ownership approach, which takes into account relevant ESG matters. The Adviser engages directly with companies through meetings and dialogue with management and by voting on resolutions, and indirectly by working collaboratively with other institutional shareholders or coordinating bodies to amplify our impact. The Adviser sees these activities as a way to support the attainment of the ESG characteristics of the Fund.

In assessing the eligibility of a company based on ESG research, the Adviser may use information and data from third party ESG data providers and companies, as well as internal analyses. The data obtained from third-party data providers or companies may be incomplete, inaccurate, or unavailable and the assumptions or models on which internal analysis rests may have flaws which render the internal assessment incomplete or inaccurate. As a result, the Adviser does not rely solely on third-party data and assesses risks and investability based on all available information. The Adviser takes ESG considerations into account as part of a qualitative framework for assessing potential risks for every investment the fund makes. It is possible that the Fund could invest in a company with less than favorable ESG factors if the company’s overall assessment is favorable taking into consideration both ESG and non-ESG factors.

In determining which portfolio securities to sell, the Adviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the Adviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power, and whether, in the Adviser’s opinion, there has been a loss of a long-term competitive advantage. In addition, the information used for the implementation of the ESG framework, and consequently the attainment of the ESG characteristics, are reviewed on a regular basis. If a security no longer complies with the criteria, the Adviser may, but is not required to, sell the security within a reasonable time period as determined by the Adviser considering prevailing market conditions and the best interests of the shareholders.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Real Estate Investment Trusts Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Foreign Currency Risk – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Depositary Receipts Risk – Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk – Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than the company’s bonds and other debt instruments.

Sustainability Risk – Certain ESG events or conditions that, if they occur, could cause an actual or potential material negative impact on the value of an investment. Such risks include, but are not limited to: climate-related and environmental risks (such as environmental product stewardship, footprint, natural resource management, alignment with local and international targets and laws, effects of climate change on agriculture or effects of rising sea level); social risks evaluated as material for the sector (including, without limitation, matters relating to treatment and welfare of employees, supply chain management, data security and privacy, business ethics, severe human rights violation by governments or abuse of civil liberties); governance risks (including, without limitation, business ethics, rights of minority shareholders, independence of board oversight, ownership structures, related party transactions, political stability, economic, political and social framework or government effectiveness); severe sustainability controversies, and violations of international norms.

ESG Integration/Active Ownership Risk – The Fund intends to invest a portion of its assets in companies with higher ESG ratings. The considerations assessed as part of ESG processes may vary across types of investments and issuers and not every factor may be identified or considered for all investments. This may affect the Fund’s exposure to certain companies or industries and the Fund may forgo certain investment opportunities; however, these ratings are viewed holistically and the Fund may not forego an investment solely based upon a low score. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The ability to meet ESG objectives might be affected by incomplete or inaccurate data from third-party providers. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Third-Party Data Provider Risk – In assessing the eligibility of a company based on ESG research, the Adviser may rely on information and data from third party ESG data providers and companies, and on internal analyses, which may be based on certain assumptions or hypothesis. The data obtained from third-party data providers or companies may be incomplete, inaccurate, or unavailable and the assumptions or models on which internal analysis rests may have flaws which render the internal assessment incomplete or inaccurate. As a result, there exists a risk that the Adviser incorrectly assesses a security or company, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Y Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 877-734-6278.

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the Vontobel U.S. Equity Institutional Fund, the Fund’s predecessor fund (the “Predecessor Fund”) (the “Reorganization”). After being approved by shareholders of the Predecessor Fund, the Reorganization occurred on October 18, 2024. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. Accordingly, the performance shown for periods prior to the Reorganization represents the performance of the Predecessor Fund. The Predecessor Fund’s returns in the bar chart and table have not been adjusted to reflect the Fund’s expenses. If the Predecessor Fund’s performance information had been adjusted to reflect the Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period.

Institutional Shares of the Fund do not have performance history for a full calendar year. Consequently, the bar chart shows the performance of the Fund’s Y Shares and the performance table compares the average annual total returns of the Fund’s A Shares and Y Shares to those of a broad measure of market performance. Institutional Shares would have substantially similar performance as A Shares and Y Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of A Shares are higher than the expenses of Y Shares, and therefore, returns for the A Shares would be lower than those of the Y Shares, and the expenses of Institutional Shares are lower than the expenses of Y Shares, and therefore, returns for the Institutional Shares would be higher than those of the Y Shares.

BEST QUARTER	WORST QUARTER
18.04%	(18.54)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s performance from January 1, 2026 to March 31, 2026 was (9.70)%.

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the average annual total returns of the Fund’s A Shares and Y Shares for the periods ended December 31, 2025 to those of the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	Since Inception[1]
Fund Return Before Taxes
Y Shares	11.98%	9.92%	12.56%
A Shares	11.64%	N/A	7.73%
Fund Return After Taxes on Distributions
Y Shares	(9.88)%	4.13%	8.54%
Fund Return After Taxes on Distributions and Sale of Fund Shares
Y Shares	22.42%	7.60%	10.09%
S&P 500 Index (Net Return) (reflects no deduction for fees, expenses or taxes)	17.43%	13.92%	14.50%

[1]	Y Shares of the Fund were offered beginning March 27, 2018. Class A Shares of the Fund were offered beginning October 18, 2024. Index comparison begins March 27, 2018.

Investment Adviser

Vontobel Asset Management, Inc.

Portfolio Managers

Igor Krutov, Managing Director, Head of the Adviser’s Quality Growth Boutique and Portfolio Manager, has managed the Fund since 2025.

Edwin Walczak, Managing Director and Portfolio Manager, has managed the Fund since its inception in 2024 and managed the U.S. Equity Institutional Predecessor Fund since its inception in 2018.

Chul Chang, Executive Director and Portfolio Manager, has managed the Fund since its inception in 2024 and managed the U.S. Equity Institutional Predecessor Fund since 2020.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

There is no minimum initial investment to purchase A Shares of the Fund for the first time. There is also no minimum for subsequent investments. The Fund reserves the right to create investment minimums at its sole discretion.

To purchase Y Shares of the Fund for the first time, you must invest at least $1,000. There is no minimum subsequent investment amount for Y Shares.

To purchase Institutional Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum subsequent investment amount for Institutional Shares.

The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: Vontobel Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Vontobel Funds, c/o SS&C Global Investor & Distribution Solutions, Inc, 801 Pennsylvania Avenue, Suite 219009, Kansas City, MO 64105-1307) or telephone at 877-734-6278.

If you own your shares through an account with a broker or other institution, contact that broker or other institution to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VON-SM-002-0400